                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant    [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive proxy statement.
[ ]      Definitive additional materials.
[ ]      Soliciting material under Rule 14a-12.

--------------------------------------------------------------------------------
                                 ENHERENT CORP.

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
        5)   Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount Previously Paid:
--------------------------------------------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         3)   Filing Party:
--------------------------------------------------------------------------------
         4)   Date Filed:
--------------------------------------------------------------------------------

[LOGO]

                                                                 Dan S. Woodward
                                            Chairman and Chief Executive Officer

                                     April 4, 2001




Dear enherent Stockholder:

         On behalf of your Board of Directors and your management, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of enherent Corp. The meeting will be held on Thursday, May 3, 2001 at 9:00 a.m. local time, at the Holiday Inn Select, 2645 LBJ Freeway, Dallas, Texas 75234.

         Enclosed are the Notice of Meeting and Proxy Statement relating to the Annual Meeting, along with the 2000 Annual Report to Stockholders on Form 10-K. Information regarding the matters to be voted upon at the meeting is set forth in the Notice of Meeting and Proxy Statement.

         Your vote is important to us. Whether or not you plan to attend the meeting, please complete and return the attached proxy card in the enclosed envelope. Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you so choose.

         We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Dan S. Woodward
                                   -------------------
                                   Dan S. Woodward

                                    [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2001

To the Stockholders of
enherent Corp.:

         The Annual Meeting of Stockholders of enherent Corp. ("enherent" or the "Company") will be held at the Holiday Inn Select, 2645 LBJ Freeway, Dallas, Texas 75234 on May 3, 2001 at 9:00 a.m. local time, for the following purposes:

         1. To elect three (3) directors for a three-year term as described in the accompanying proxy materials;

         2. To ratify the appointment of Ernst & Young LLP as auditors to audit the accounts of the Company for 2001; and

         3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 16, 2001 are entitled to vote at the meeting. A complete list of those stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the principal executive offices of enherent Corp., 12300 Ford Road, Suite 450, Dallas, TX 75234, for a period of 10 days prior to the meeting.

         Your attention is directed to the accompanying Proxy Statement and proxy.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                           By order of the Board of Directors

                           /s/ Jack D. Mullinax
                           -----------------------------------
                           Jack D. Mullinax
                           Secretary

April 4, 2001

                                     [LOGO]

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2001

         The enclosed proxy is solicited by the Board of Directors of enherent Corp. ("enherent" or the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 3, 2001, or any adjournments thereof (the "Annual Meeting"). A stockholder returning a proxy may revoke it at any time prior to the voting at the Annual Meeting. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on a returned and duly executed proxy, the shares represented by the proxy will be voted FOR the election of the three nominees for director proposed by the Board of Directors and set forth herein, FOR the ratification of the appointment of Ernst & Young LLP as the independent public accountants of enherent for 2001, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

         Only stockholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the Annual Meeting. As of March 16, 2001, our classes of capital stock consisted of common stock and one series of convertible preferred stock outstanding that is entitled to vote on an as-converted basis. The following table indicates, as of March 16, 2001, the number of issued and outstanding shares of each class of capital stock and each class' associated voting power:

                                                 ISSUED AND        AS-CONVERTED
                                                 OUTSTANDING       VOTING POWER
                                                 -----------       ------------
Common Stock                                     18,351,311         18,351,311
Series A Senior Participating Preferred Stock     8,000,000          8,000,000
                                                                    ----------
       Total Votes Eligible                                         26,351,311

         A majority of shares of common stock, including, for this purpose, the shares of common stock issuable upon conversion of the Series A Senior Participating Preferred Stock, must be represented at the meeting, in person or represented by proxy, and will constitute a quorum for the transaction of business at the Annual Meeting. With the exception of the election of directors, which requires a plurality of the votes cast, the affirmative vote of a majority of the votes cast at the meeting is required for each item set forth in the Notice of Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting. For the purpose of determining whether a proposal (except for the election of directors) has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

         The cost of soliciting proxies will be borne by enherent. In addition to solicitation by mail, employees of enherent, without extra remuneration, may solicit proxies in person or by telephone. Mellon Investor Services, LLC has been retained by enherent to assist in the solicitation of proxies for a fee of $3,500 plus reimbursement of expenses. enherent may also reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

         This Proxy Statement and the enclosed form of proxy are being mailed on or about April 4, 2001 to stockholders entitled to notice of, and to vote at, the Annual Meeting. The mailing address of enherent's principal executive offices is 12300 Ford Road, Suite 450, Dallas, TX 75234.

                              ELECTION OF DIRECTORS

         enherent's Certificate of Incorporation provides for three classes of directors to be as nearly equal in number as possible, with each class serving a three-year term and with one class being elected each year. Currently, the Board of Directors is comprised of eight members. The three Class I directors whose terms expire at the 2001 Annual Meeting are Douglas
K. Mellinger, Jack L. Rivkin and Isaac Shapiro. The Board of Directors has nominated Messrs. Mellinger, Rivkin and Shapiro for re-election as Class I directors. The terms of these directors, if elected, will expire at the Annual Meeting of Stockholders in 2004, or at such times as their successors are elected and qualified. Other directors will continue in office until the expiration of the terms of their classes at the 2002 or 2003 Annual Meeting of Stockholders, as the case may be.

         In the event that any of the nominees for director should become unavailable for nomination or election, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board of Directors, unless the Board of Directors reduces the number of directors. If properly executed and timely returned, the accompanying proxy will be voted FOR the election of the three nominees set forth below.

         Certain information as of March 16, 2001 with respect to the nominees for directors and as to each current director in the classes continuing in office is shown below.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       EACH OF THE NOMINEES FOR DIRECTOR.

NOMINEES FOR CLASS I DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2004

Douglas K. Mellinger, 36

         Douglas K. Mellinger founded PRT Corp. of America, enherent's predecessor, in 1989 and was CEO from inception until June 1999. Mr. Mellinger has been a director of enherent since 1989. Currently, Mr. Mellinger is a Partner with Interactive Capital, a venture catalyst/banking firm. Prior to starting enherent, Mr. Mellinger was the National and International Director of the Association of Collegiate Entrepreneurs. Mr. Mellinger is the Chairman of the National Commission on Entrepreneurship in Washington, D.C. and on the Advisory Board for the London Business School. Mr. Mellinger is the past International President of the Young Entrepreneurs' Organization and a member of the Young Presidents' Organization.

Jack L. Rivkin, 60

         Jack L. Rivkin has been a director of enherent since 1996. Mr. Rivkin is an Executive Vice President of Citigroup Investments, a member of Citigroup, since October 1995. He was Vice Chairman and Director of Global Research at Smith Barney from March 1993 to October 1995. Prior to joining the Travelers organization in 1993, Mr. Rivkin was Director of the Equities Division and Director of

Research of Lehman Brothers from 1987 to 1992. From 1984 to 1987, Mr. Rivkin was President of PaineWebber Capital, Inc., the merchant banking arm of PaineWebber Group, and Chairman of Mitchell Hutchins Asset Management. He has held various senior management positions in the securities and investment management industries since 1973. He is a director of a number of private venture companies in which Citigroup Investments has an investment. He is an adjunct professor at Columbia University Graduate School of Business.

Isaac Shapiro, 70

         Isaac Shapiro has been a Director of enherent since July 1991 and is a member of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Shapiro has been with Skadden, Arps since April 1986. From 1956 to 1986 Mr. Shapiro was with the law firm of Milbank, Tweed, Hadley & McCloy and was a partner in that firm from 1966 to 1986. Mr. Shapiro is a Trustee of the Bank of Tokyo-Mitsubishi Foundation in New York and President of the Board of Trustees of the Isamu Noguchi Foundation, also in New York. Mr. Shapiro is a graduate of Columbia College and Columbia Law School and was a Fulbright Scholar at the University of Paris from 1956 to 1957.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
CLASS III
TERM EXPIRING IN 2002

Michael Enthoven, 49

         Michael Enthoven has been a director of enherent since July 1997. Mr. Enthoven is President & COO of The Capital Markets Company. Mr. Enthoven retired from J.P. Morgan & Co. in June 1998. Prior to that time, he had served as the Chairman of J.P. Morgan's Plan Sponsor Group and as J.P. Morgan's Head of Global Technology and Operations from November 1992 to May 1997 and as Chairman of J.P. Morgan's Operating Risk Committee from July 1995 to May 1997. From June 1991 to November 1992, he served as co-head of J.P. Morgan's Global Markets Group. Mr. Enthoven graduated from Leyden University in The Netherlands in 1974 with a degree in Law and served in the Dutch Navy. Mr. Enthoven is a trustee of the North American Electric Reliability Council, Mount Sinai NYU Health, and Pggm Pension Fund. He is a director of NIB Capital Bank N.V. and Commercial Materials LLC.

Ronald E. Weinberg, age 59

         Ronald E. Weinberg has been a director of enherent since July 1999. He served as Co-Chairman of the Board of Directors of Hawk Corporation since May 1999, and Treasurer and Director since March 1989. Prior to his appointment as Co-Chairman, he served as Chairman of the Executive Committee. Mr. Weinberg also served as Vice Chairman of the Board of the company since 1989. Mr. Weinberg has over 28 years of experience in the ownership and management of operating companies, including businesses in manufacturing, publishing and retailing. Since December 1997, Mr. Weinberg has been the Chairman of the Board and Chief Executive Officer of New Channel Communications Corp., a company specializing in direct marketing and the providing of computer software solutions.

CLASS II
TERM EXPIRING IN 2003

Robert P. Forlenza, 45

         Robert P. Forlenza has been a Director of enherent since November 1996. Since 1995, Mr. Forlenza has also served as Vice President of Tudor Investment Corporation and Managing Director of the Tudor Private Equity Group. Prior to joining Tudor, Mr. Forlenza was a Vice President at Carlisle Capital Corporation from 1989 to 1994. Mr. Forlenza graduated from Harvard University Graduate School of Business Administration in 1982 with an M.B.A. and from Washington and Lee University in 1978 with a B.S. in Business Administration and Accounting.

Irwin J. Sitkin, 71

         Irwin J. Sitkin has been a Director of enherent since July 1990. In 1989 he retired as Vice President, Corporate Administration of Aetna Life and Casualty after 35 years with the company. Since retiring, Mr. Sitkin has been a consultant to, among others, Unisys, Memorex Telex Corporation, Amdahl Corporation, Digital Equipment Corporation, IBM and Northern Telcom Inc. Mr. Sitkin is an honorary trustee of the Computer Museum, University of Hartford's Ward College of Technology and the Northern Middlesex County (CT) YMCA and an active member of the Society for Information Management (SIM).
Mr. Sitkin graduated from Cornell University in 1952 with a B.S. in Economics.

Dan S. Woodward, 40

         Mr. Woodward is Chairman, President and Chief Executive Officer of enherent Corp. Mr. Woodward came to enherent in May, 1999 from Electronic Data Systems (EDS), where his last position was President of the Strategic Telecom Division, with responsibility for EDS's global business relationships with clients such as AT&T, BellAtlantic, GTE, TCI and Western Union. Prior to that, he served as Vice President, Managed Network Solutions in the Communications Industry Group, leading the strategy and market development teams for the EDS/BellSouth managed network solutions marketing alliance. Prior to joining EDS in August 1997, Mr. Woodward served in a variety of executive and management roles at IBM where he was employed from 1982 through 1995. In his final post at the IBM subsidiary Technology Service Solutions, he served as Vice President and Area General Manager, Southwest Area.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of March 16, 2001 by each director and nominee for director, the executive officers named in the Summary Compensation table below and by all directors and executive officers as a group. Except as set forth below, each of the individuals listed below has sole voting and investment power over such shares and is the owner of less than one percent of the outstanding shares of enherent common stock. The business address of each director and executive officer is: c/o enherent Corp., 12300 Ford Road, Suite 450, Dallas, TX 75234.

DIRECTOR AND EXECUTIVE OFFICER ENHERENT COMMON STOCK OWNERSHIP

                                                        SHARES
NAME AND ADDRESS OF                                     BENEFICIALLY        PERCENT
BENEFICIAL OWNER                                        OWNED(1)            OF CLASS(1)
----------------                                        --------            -----------
Steve Barre(2)......................................       32,192                *
Michael Enthoven(3).................................       25,999                *
Robert P. Forlenza(4)...............................       20,000                *
Douglas K. Mellinger(5).............................    1,890,290               10
Stephen Michaelson(6)...............................       20,000                *
Jack D. Mullinax(7).................................       32,192                *
Jack L. Rivkin......................................            0                *
Richard Rosenfeld(8)................................       96,579                *
Isaac Shapiro(9)....................................      280,396                2
Irwin J. Sitkin(10).................................       32,666                *
Tim Sullivan(11)....................................       32,192                *
Ronald E. Weinberg(12)..............................       89,000                *
Edward D. Williams..................................            0                0
Dan S. Woodward(13).................................      479,861                3
Directors and executive officers of enherent
group, 14 persons(14)...............................    3,031,367               16

------------------
*less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of enherent common stock subject to options or warrants currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person.

 (2) Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (3) Includes 21,666 shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (4) Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (5) Includes 10,000 shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (6) Mr. Michaelson resigned his employment with the Company as of June 30, 2000. Per the Company Stock Option Plan and Mr. Michaelson's employment agreement, all outstanding options expired on September 30, 2000.

 (7) Includes 32,192 shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (8) Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

 (9) Includes 26,166 shares subject to options currently exercisable or exercisable within 60 days of the date hereof. Also includes 15,230 shares held by Mr. Shapiro's wife, for which Mr. Shapiro disclaims beneficial ownership.

(10) Includes 27,666 shares subject to options currently exercisable or exercisable within 60 days of the date hereof. Also includes 5,000 shares held by the Sitkin Family Foundation, for which Mr. Sitkin disclaims beneficial ownership.

(11) Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

(12) Includes 20,000 shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

(13) Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

(14) Of the total number of shares beneficially owned by the Directors and Executive Officers, 798,514 are subject to stock options.

     The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of March 16, 2001 by each person or group known to enherent to beneficially own more than 5% of the outstanding common stock.

                                                   NUMBER OF COMMON SHARES                  SERIES A
NAME AND ADDRESS OF                                BENEFICIALLY             PERCENT         PREFERRED        PERCENT
BENEFICIAL OWNER                                   OWNED(1)                 OF CLASS(1)     STOCK(1)         OF CLASS(1)
----------------                                   -----                    --------        ---------        --------
Douglas K. Mellinger(2)                              1,890,290                10
260 Sycamore Terrace
Stamford, CT  06902

Paul L. Mellinger                                    2,043,080                11
209 33rd Street
Manhattan Beach, CA  90760

Gregory S. Mellinger                                 1,976,231                11
172 Route 101, Unit #9
Bedford, NH  03110-5416

Tudor BI Global Portfolio Ltd.(3)                    6,387,300                27         3,750,000             47
40 Rowes Wharf
Boston, MA  02110

The Travelers Indemnity Company(4)                   6,257,540                26         3,750,000             47
One Tower Square
Hartford, CT  06183

Rho Management, Inc.                                 1,103,308                 6
152 West 57th Street, 23rd Floor
New York, NY  10019

State of Wisconsin                                   1,305,000                 7
Investment Board
P.O. Box 7842
Madison, WI  53707

------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. These rules require that we consider all shares of common stock that can be issued under convertible securities, warrants or options currently or within 60 days ("common stock equivalents") to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner's percentage is calculated by dividing the number of shares owned by that owner plus the number of shares that can be converted by that owner within 60 days by the sum of the number of shares of outstanding common stock, 18,351,311, and the number of shares that owner has the right to acquire/convert within 60 days.

(2) Includes 10,000 shares subject to options exercisable or exercisable within 60 days of the date hereof.

(3) Consists of 3,750,000 shares issuable upon conversion of redeemable convertible Series A senior participating preferred stock held by Tudor BVI Global Portfolio Ltd., Raptor Global Portfolio Ltd., and Tudor Arbitrage Partners L/P. (collectively "Tudor"). Also includes 1,875,000 shares subject to warrants exercisable or exercisable within 60 days of the date hereof. Tudor's percentage of the number of common shares beneficially owned is calculated by dividing Tudor's total number of shares beneficially held, 6,387,300, by the sum of enherent's outstanding common stock, 18,351,311, plus the number of shares of common stock that Tudor has the right to acquire upon exercise or conversion within 60 days, 5,625,000.

(4) Consists of 3,750,000 shares issuable upon conversion of redeemable convertible Series A senior participating preferred stock held by Travelers. Also includes 1,875,000 shares subject to warrants exercisable or exercisable within 60 days of the date hereof. Travelers percentage of the number of common shares beneficially owned is calculated by dividing Travelers total number of shares beneficially held, 6,257,540 by the sum of enherent's outstanding common stock, 18,351,311, plus the number of shares of common stock that Travelers has the right to acquire upon exercise or conversion within 60 days, 5,625,000.

                  MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

         The Board of Directors held 11 meetings in 2000. Attendance at such meetings averaged approximately 78%. All directors, except for Director Ron Weinberg, attended at least 75% of the meetings of the Board of Directors and Board committees of which they are members. The Company has an Audit Committee and a Compensation Committee, but no Nominating Committee.

         AUDIT COMMITTEE. The Audit Committee is responsible for reviewing with enherent's management the financial controls and accounting, audit and reporting activities of the company. The Audit Committee reviews the qualifications of enherent's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent auditors. The members of the Audit Committee are Michael Enthoven, Robert P. Forlenza and Isaac Shapiro, all of whom are independent directors. During 2000, the Audit Committee met three times. On June 26, 2000, the Audit Committee ratified and approved the Audit Committee Charter attached hereto as "Annex A."

         COMPENSATION COMMITTEE. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for the officers and key employees of the Company. The Compensation Committee also administers the Company's Amended and Restated 1996 Stock Option Plan (the "Stock Option Plan"). The members of the Compensation Committee are Douglas K. Mellinger, Jack L. Rivkin and Irwin J. Sitkin, all of whom are independent directors. During 2000, the Compensation Committee met six times.

                              DIRECTOR COMPENSATION

         Directors are not entitled to fees for serving on the Board of Directors or committees thereof. All directors, however, are reimbursed for travel expenses incurred in connection with attending board and committee meetings. In addition, under the terms of the Stock Option Plan, prior to December 1999, directors who are not executive officers of the Company were automatically granted annually options to purchase up to 3,000 shares of enherent common stock. In December 1999, the Board of Directors approved an increase in the number of options granted to Directors to 20,000 options. Director Jack Rivkin waived his right to such option grants.

                               EXECUTIVE OFFICERS

         The following table sets forth the executive officers of the Company and their ages as of December 31, 2000 (collectively, the "Management").

         NAME                 AGE    POSITION WITH THE COMPANY
         ----                 ---    -------------------------
         Dan S. Woodward       40    President and Chief Executive Officer
         Jack D. Mullinax      61    Chief Financial Officer and Executive Vice President
         Gerry J. Roszak       42    Executive Vice President/GM, North Area
         Stephen Barre         54    Executive Vice President/GM, South Area
         George Warman         38    Vice President and Controller

----------

    Dan S. Woodward is Chairman, President and Chief Executive Officer of enherent Corp. Mr. Woodward came to enherent in May, 1999 from Electronic Data Systems (EDS), where his last position was President of the Strategic Telecom Division, with responsibility for EDS's global business relationships with clients such as AT&T, BellAtlantic, GTE, TCI and Western Union. Prior to that, he served as Vice President, Managed Network Solutions in the Communications Industry Group, leading the strategy and market development teams for the EDS/BellSouth managed network solutions marketing alliance. Prior to joining EDS in August 1997, Mr. Woodward served in a variety of executive and management roles at IBM where he was employed from 1982 through 1995. In his final post at the IBM subsidiary Technology Service Solutions he served as Vice President and Area General Manager, Southwest Area.

    Jack D. Mullinax is the Chief Financial Officer and Executive Vice President, Corporate Services for enherent Corp. Mr. Mullinax joined enherent Corp. in July 1999. During his 30-year career at IBM, Mr. Mullinax rose through the ranks of the Field Engineering Division to the posts of Branch Manager, Area Manager of Finance, Planning and Administration, National Service Division Manager of Field Operations as well as Region Manager, Southern California. In 1990, Mr. Mullinax took his experience in the service operations and finance arena and moved into Human Resource Management. Mr. Mullinax joined Technology Services Solutions (TSS), a subsidiary of IBM, in 1993 as the Senior Human Resources Manager supporting 4000 employees across the United States. During his tenure at TSS he facilitated the ISO 9000 certification of the company. Mr. Mullinax did his undergraduate work at Southern Illinois University in Edwardsville, Illinois and Colgate University in Hamilton, New York and received an MBA from Southern Methodist University in Dallas, Texas.

    Gerry J. Roszak is the Executive Vice President/GM, North Area for enherent Corp. Mr. Roszak, who joined enherent in 1999, has overall responsibility for the Company's sales and service delivery in the North Area. Beginning in January 1997, Mr. Roszak was the New York Branch Office Manager for Entex Information Services, specializing in outsourcing services. Prior to 1997 Mr. Roszak held numerous management positions during an 18-year career at IBM, where he was the recipient of several honors, including two President's Club awards.

    Stephen Barre is the Executive Vice President/GM, South Area for enherent Corp. Mr. Barre, who joined enherent in September 1999, has overall responsibility for the Company's sales and service delivery in the South Area. Mr. Barre's career in the IT services industry spans some 27 years. He began his career in sales with IBM Corporation in Rochester, NY in 1973. In 1983 he joined the IBM Information Network (Advantis), the Value Added Network organization of IBM, where he served as Branch Manager of the Dallas, TX office. In 1994 he joined Technology Service Solutions as Director of Business Development. He joined EDS Corporation in 1998 as Vice President of Sales for the Managed Network Services alliance between EDS and BellSouth in Atlanta, GA. Mr. Barre earned his bachelor's degree in English from the University of West Florida. He graduated from the Marine Corps Officer Candidate School in Quantico, VA in 1969. He was awarded the Air Medal with Bronze Star for meritorious service during the Vietnam conflict.

    George Warman is Controller and Vice President, Finance for enherent Corp. Mr. Warman joined enherent Corp. in October 1999 from Electronic Data Systems (EDS), where he served in accounting and financial positions for 10 years. Mr. Warman's final position at EDS was Divisional Controller in the Communications Industry Group providing accounting and new business analysis support. Prior to joining EDS, Mr. Warman was in the Supervision and Regulations Division at the Federal Reserve Bank in Dallas. Mr. Warman earned his bachelor's degree in Accounting from Arkansas Tech University in Russellville, Arkansas.

                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors (the "Committee"), which is comprised entirely of non-employee directors, is responsible for the establishment and administration of the compensation programs for enherent's executive officers, including the Chief Executive Officer. The Committee met six times in 2000 to address items related to the compensation and benefits of enherent's executive officers.

COMPENSATION PHILOSOPHY

         The Committee has adopted a compensation philosophy based on the premise that executives should receive competitive compensation determined by reference to both enherent's performance and the individual's contribution to that performance. Compensation plans and programs are intended by the Committee to motivate and reward executives for long-term strategic management and the enhancement of stockholder value, support a performance-oriented environment that rewards achievement of internal business goals, and attract and retain executives whose abilities are critical to the long-term success and competitiveness of enherent.

         enherent's programs are designed to provide executives with a competitive earnings opportunity, with earnings linked to the short-term and long-term performance of enherent. The Committee has developed executive compensation principles to provide guidance in the design and operation of the senior management compensation plans and in the review of executive performance. enherent's executive compensation program consists of three key elements: (a) base salary; (b) short-term incentives, i.e., annual bonus; and
(c) long-term incentives, i.e., stock options.

         COMPETITIVENESS. Total compensation for senior managers is targeted to produce pay consistent with enherent's performance compared against a group of direct competitors and selected major corporations of comparable size and scope of operations.

         PERFORMANCE CONTINGENCY. The design of the total compensation package reflects a bias toward variable pay that matches pay to the achievement of short-term and long-term performance objectives. For the named officers and senior executives, the variable portion of the pay program ranges from 50% -100% of total target pay.

         The Committee based Mr. Woodward's compensation on the Company's need to recruit and retain an experienced executive with a proven record of success in the information technology services industry. Accordingly, the Committee offered Mr. Woodward a substantial sign-on bonus and a competitive annual compensation package. In order to properly incent Mr. Woodward to increase shareholder value, the Committee granted Mr. Woodward a substantial number of stock options.

         ACCOUNTABILITY TO STAKEHOLDERS. Performance measures used in enherent's incentive programs support value creation for our three key stakeholders: shareholders, customers and employees.

         Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation to the Chief Executive Officer and the four other most highly compensated officers in excess of $1 million per year, provided, however, that certain "performance-based" compensation may be excluded from such $1 million limitation. While neither the Chief Executive Officer nor the four other most highly compensated officers of the Company earned in excess of $1 million in fiscal year 2000, the Committee intends to structure future annual cash bonus awards and stock option grants under the Stock Option Plan in a manner designed to make such awards "performance-based" compensation to the extent practicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is composed of Douglas K. Mellinger, Jack
L. Rivkin and Irwin J. Sitkin, none of whom are employees or current officers of enherent. Mr. Mellinger was CEO of enherent until June 1999. Mr. Rivkin and Mr. Sitkin are not former officers of enherent.

PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on enherent common stock, including reinvestment of dividends since the date of the Company's initial public offering in November 1997 through December 31, 2000, with the cumulative total return of the Russell 2000 index and a peer group index assuming an investment of $100 since November 1997.

         THE FOLLOWING GRAPH IS PRESENTED IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION REQUIREMENTS. STOCKHOLDERS ARE CAUTIONED AGAINST DRAWING ANY CONCLUSIONS FROM THE DATA CONTAINED THEREIN, AS PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. THIS GRAPH IN NO WAY REFLECTS ENHERENT'S FORECAST OF FUTURE FINANCIAL PERFORMANCE.

COMPARISON OF CUMULATIVE TOTAL RETURN SINCE PUBLICLY TRADED

                        DIVIDEND REINVESTED TOTAL RETURN

                                11/21/97   12/31/97   12/31/98   12/31/99    12/31/00
      enherent Corporation        100.00      85.85      22.64      16.51        7.08
      Peer Group Index            100.00     118.42     143.37     146.05       18.60
      Russell 2000 Index          100.00     101.75      98.90     118.27      113.17

         Notwithstanding anything to the contrary set forth in any of enherent's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth information with respect to the compensation paid by enherent during each of the three years ended December 31, 2000, 1999 and 1998 to (i) each individual who served as Chief Executive Officer during the fiscal year ended December 31, 2000, (ii) each of the other executive officers of enherent whose total salary and bonus exceeded $100,000 during 2000 and who were serving as executive officers as of December 31, 2000, and (iii) two other individuals who served as executive officers during 2000 and whose salary and bonus exceeded $100,000 during 2000:

                               ANNUAL COMPENSATION

                                                                        OTHER         NUMBER OF
                                                                       ANNUAL        SECURITIES      ALL OTHER
NAME AND                                                            COMPENSATION     UNDERLYING     COMPENSATION
PRINCIPAL POSITION              YEAR     SALARY ($)   BONUS ($)          ($)         OPTIONS (#)      ($)(2)
------------------              ----     ----------   ---------          ---         -----------      ------
Dan S. Woodward(1)              2000       318,000      515,809           0            269,585         99,059
CHAIRMAN & CHIEF EXECUTIVE      1999       195,000      350,000           0            710,000         14,213
OFFICER

Richard Rosenfeld(3)            2000       150,000      133,174           0             26,579              0
GENERAL COUNSEL & SECRETARY     1999       124,153            0           0             70,000          8,756
                                1998        54,034            0           0                             3,600

Tim Sullivan                    2000       150,000       45,000           0             56,579         40,233
SENIOR VICE PRESIDENT,          1999        32,981            0           0             70,000         12,901
STRATEGY & INNOVATION

Jack Mullinax(4)                2000       155,000       22,500           0             96,579         32,769
CHIEF FINANCIAL OFFICER,        1999        65,385            0           0             70,000         29,500
TREASURER & SECRETARY

Steve Barre                     2000       150,000       22,500           0             56,579         30,580
EXECUTIVE VICE PRESIDENT, GM    1999        56,250            0           0             70,000         23,219
SOUTH

Stephen Michaelson(5)           2000       220,000       74,000           0                  0         53,507
CHIEF OPERATING OFFICER &       1999       171,667            0           0            326,000         93,410
EXECUTIVE VICE PRESIDENT OF     1998       130,000       39,000           0                  0              0
OPERATIONS

Edward Williams(6)              2000       200,000       30,000        50,000                0              0
EXECUTIVE VICE PRESIDENT        1999        83,333            0           0             70,000            375
OUTSOURCING

-----------
(1) Mr. Woodward's employment began in May 1999. Mr. Woodward has served as President and CEO since the date his employment began. The year 2000 bonus amount includes a $230,000 bonus guarantee for 1999, which was paid in 2000. The other compensation amount includes cost of Company provided automobile, housing, personal travel and meals allowance.

(2) This amount includes personal travel, housing, car allowance and meal allowance.

(3) Mr. Rosenfeld's employment began in July 1998. Mr. Rosenfeld resigned his position as General Counsel and Secretary effective December 29, 2000. Per the Company Stock Option Plan, Mr.

     Rosenfeld's employment agreement and Mr. Rosenfeld's Separation Agreement, all options vested on the date of resignation and will expire on May 10, 2001.

(4) Mr. Mullinax employment began in July 1999. Mr. Mullinax was named CFO & Treasurer effective September 15, 2000. Mr. Mullinax was named Corporate Secretary effective December 29, 2000.

(5) Mr. Michaelson resigned his employment with the Company effective June 30, 2000. Per the Company Stock Option Plan and Mr. Michaelson's employment agreement, all outstanding options expired on September 30, 2000.

(6) Mr. Williams resigned his employment with the Company effective August 31, 2000. Per the Company Stock Option Plan and Mr. Williams' employment agreement, all outstanding options expired on November 30, 2000. Mr. Williams' Other Annual Compensation amount of $50,000 was for commissions earned during 2000.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning the grant of stock options to each of the named executive officers during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                                          FOR OPTION TERM
------------------------------------------------------------------------------------------- ---------------------
                                                    % OF TOTAL
                                                     OPTIONS
                                  NUMBER OF         GRANTED TO    EXERCISE
                                  SECURITIES        EMPLOYEES      OR BASE
                              UNDERLYING OPTIONS    IN FISCAL       PRICE      EXPIRATION
           NAME                  GRANTED (#)           YEAR         ($/SH)        DATE        5% ($)     10% ($)
---------------------------- --------------------- ------------- ------------ ------------- ----------- ---------
Dan S. Woodward                     84,174                5.2        1.188         2010         62,878    159,341
                                   185,412               11.5        1.188         2010        138,503    350,985

Richard Rosenfeld(1)                26,579                1.6        1.188         2010         19,858     50,314

Tim Sullivan                        26,579                1.6        1.188         2010         19,858     50,314
                                    30,000                1.9        0.6875        2010         11,509     32,880

Jack Mullinax                       26,579                1.6        1.188         2010         19,858     50,314
                                    70,000                4.3        0.6875        2010         30,310     76,720

Steve Barre                         26,579                1.6        1.188         2010         19,858     50,314
                                    30,000                1.9        0.6875        2010         11,509     32,880

Stephen Michaelson(2)              121,503                7.5        1.188         2010         90,763    230,005

Edward D. Williams(3)               26,579                1.6        1.188         2010         19,858     50,314

----------------------
* less than 1%

(1) Mr. Rosenfeld resigned his position as General Counsel and Secretary effective December 29, 2000. Per the Company Stock Option Plan, Mr. Rosenfeld's employment agreement and Mr. Rosenfeld's Separation Agreement, all options vested on the date of resignation and will expire on May 10, 2001.

(2)  Mr. Michaelson resigned his employment with the Company effective
     June 30, 2000. Per the Company Stock Option Plan and Mr. Michaelson's employment agreement all outstanding options expired on September 30, 2000.

(3) Mr. Williams resigned his employment with the Company effective August 31, 2000. Per the Company Stock Option Plan and Mr. Williams's employment agreement, all outstanding options expired on November 30, 2000.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning the exercise of stock options during the last fiscal year by each of the named executive officers and year-end values of unexercised options.

                                NUMBER OF                   NUMBER OF SHARES UNDERLYING           VALUE OF UNEXERCISED
                                  SHARES        VALUE      UNEXERCISED OPTIONS AT FISCAL     IN-THE-MONEY OPTIONS AT FISCAL
                               ACQUIRED ON    REALIZED              YEAR END (#)                    YEAR-END ($) (1)
            NAME               EXERCISE (#)      ($)         EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
------------------------------ ------------- ------------ --------------------------------- ---------------------------------
Dan S. Woodward                      0            0               236,666/742,919                          0/0
Richard Rosenfeld                    0            0                 29,999/66,579                          0/0
Tim Sullivan                         0            0                23,333/103,246                      0/7,500
Jack Mullinax                        0            0                23,333/143,246                     0/17,500
Steve Barre                          0            0                23,333/103,246                      0/7,500
Ed Williams                          0            0                           0/0                          0/0
Stephen Michaelson                   0            0                           0/0                          0/0

---------------------
(1) Based on the difference between the exercise price of the options and the fair-market value of the enherent common stock on December 31, 2000 ($.9375).

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         The Company entered into an employment agreement with Dan S. Woodward ("Woodward Agreement"). The Woodward Agreement has a term of three years commencing on May 17, 1999. Under the agreement Mr. Woodward shall serve as President and Chief Executive Officer, earning a base salary of $318,000, with a target bonus opportunity of 100% of the base salary under the annual incentive award plan determined by the Compensation Committee. For 1999, Mr. Woodward was guaranteed a $150,000 bonus. The Company agreed to pay Mr. Woodward a sign-on bonus in the aggregate sum (net of all payroll taxes) of $200,000 in cash within three business days of the start of Mr. Woodward's employment with the Company and an additional sign-on bonus of the cash equivalent of 40,000 shares of the Company's stock measured as of the date he joined the Company, such additional sign-on bonus to be paid on or before January 15, 2000. In addition, the Company awarded Mr. Woodward options to purchase 710,000 shares of common stock and agreed to pay over the term of the Woodward Agreement up to a total of $125,000 as reimbursement for all reasonable and documented costs associated with his relocating his residence, traveling to and from his residence, local housing, automobile costs and other costs directly related to his relocation, housing or travel.

         If Mr. Woodward's employment is terminated without cause (as defined in the Woodward Agreement), enherent shall continue to pay Mr. Woodward (i) the annual base salary at the date of termination for the greater of one (1) year or remainder of the term and (ii) any earned Performance Bonus prorated as of the date of termination. enherent shall also continue to pay employee benefits, including relocation allowance and vacation time, for the greater of one (1) year or the remainder of the term.

         Under his Employment Agreement, Mr. Jack Mullinax serves as Chief Financial Officer and EVP Corporate Services, earning a base salary of $180,000, with future raises and other compensation to be determined by the Board of Director's Compensation Committee. The Employment Agreement commenced August 1, 1999, and has a two-year term. Mr. Mullinax was awarded options to purchase 70,000 shares of the Company's common stock.

         If Mr. Mullinax' employment is terminated, without cause (as defined in the Employment Agreement) during the term, then he will be entitled to receive one (1) year salary continuation of base salary and any performance bonus pro-rated to the date of termination. In addition, all his options will vest upon a termination without cause.

         Under the terms of the Employment Agreement, Mr. Mullinax participates in a performance-based incentive compensation program developed by the Compensation Committee, with performance goals based on, among other factors, the financial growth of enherent, and on a basis no less favorable than the program provides for other executives.

         Mr. Michaelson's date of termination from the Company was June 30, 2000. Under the terms of his employment agreement, the Company agreed to continue payment of his salary in effect at the time of his resignation from the Company for a period of 12 months, and he is entitled during the salary continuation period to participate in the Company's 401(k) plan.

         Mr. Rosenfeld resigned his position effective December 29, 2000. Under the terms of his employment agreement, the Company agreed to a one-time buyout instead of a salary continuation.

         Mr. Williams resigned his employment with the Company effective August 31, 2000. Under the terms of his employment agreement, the Company agreed to continue payment of his salary in effect at the time of his resignation from the Company for a period of 9 months, and he is entitled during the salary continuation period to participate in the Company's 401(k) plan.

CERTAIN TRANSACTIONS

         Mr. Isaac Shapiro, a Director of enherent, is a partner of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden, Arps"). enherent retained Skadden, Arps to provide various legal services to the Company during 2000; the amount paid to Skadden, Arps for such services did not exceed 5% of Skadden, Arps' gross revenues for fiscal year 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         enherent's directors, executive officers and beneficial owners of more than 10% of its common stock (collectively, "insiders") are required under the Exchange Act to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership in their holdings of enherent common stock. Copies of these reports must also be furnished to enherent. The SEC has established specific due dates, and we are required to disclose in the proxy statement any failure to file by those dates. Based on our review of copies of Section 16(a) reports that we received from insiders for their 2000 transactions, we believe that our insiders have complied with all Section 16(a) filing requirements applicable to them during 2000, with two exceptions. A Form 5 covering Douglas K

Mellinger's February 2000 gifting of 71,000 shares of enherent stock to the Stepping Stones Museum for Children was filed in March 2001 rather than by February 14, 2001. A Form 5 covering Michael Enthoven's sale of 13,000 shares of enherent stock was filed in March 2001 rather than by February 14, 2001.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP to serve as enherent's independent public accountants for the year ending December 31, 2001. Ernst & Young LLP has been enherent's auditors since July, 1997.

         Your ratification of our Board of Directors' selection of Ernst & Young LLP is not necessary because our Board has responsibility for selection of our independent auditors. Nevertheless, if the appointment is not approved, the Board of Directors will reconsider its appointment. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will be available to respond to questions and will have the opportunity to make a statement, should he or she so desire.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
           THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
                    INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002.

                      VOTING RESULTS OF THE ANNUAL MEETING

         We will announce the voting results at the meeting and will publish the results in our quarterly report on Form 10-Q for the second quarter of 2001. We will file that report with the Securities and Exchange Commission, and you can get a copy by contacting either our Secretary at (972) 243-8345 or the Securities and Exchange Commission at (800) SEC-0330 or www.sec.gov.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by enherent for inclusion in its Proxy Statement and form of proxy relating to that meeting is December 2, 2001. Proposals may be mailed to enherent Corp., Secretary, 12300 Ford Road, Suite 450, Dallas, Texas 75234.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. However, if any other matter calling for a vote of stockholders is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters.

         A COPY OF ENHERENT'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS BEING MAILD TOGETHER WITH THIS PROXY STATEMENT. SUCH REPORT SHOULD NOT BE CONSIDERED AS PART OF THE PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE AND WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO ENHERENT CORP., 12300 FORD ROAD, SUITE 450, ATTENTION: JACK D. MULLINAX, CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ELECTRONICALLY ON ENHERENT'S INTERNET WEB SITE AT HTTP://WWW.ENHERENT.COM.

                           By order of the Board of Directors,

                           /s/ Jack D. Mullinax
                           --------------------
                           Jack D. Mullinax
                           Secretary

April 4, 2001

                                    "ANNEX A"


                        PRT GROUP AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operation of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

INTERNAL AUDITOR

The audit committee will be involved in reviewing and evaluating assignments for the internal auditor to perform on a quarterly basis, including, but not limited to, financial reviews, compliance with SEC and Nasdaq requirements, company's policies and procedures, officers compensation and benefits, contracts and any other matter deemed necessary by the board. The internal audit function will report directly to the audit committee and indirectly to the CEO. The internal auditor will report quarterly to the audit committee on their findings and provide recommendations with agreement from management. Any fraud or misuse of company's assets will automatically be brought to management and audit committee attention immediately.

The following shall be the principal processes of the audit committee in carrying out its oversight responsibilities.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

---------------------------------------------------------------------------------------------------------------
        A = Annually; Q = Quarterly; AN = As Necessary                Frequency            Planned Timing
---------------------------------------------------------------------------------------------------------------
FINANCIAL MANAGEMENT                                               A     Q      AN     Q1     Q2    Q3     Q4
---------------------------------------------------------------------------------------------------------------
Annual Report on Form 10-K [10-KSB] and proxy                      x
---------------------------------------------------------------------------------------------------------------
Quarterly Reports on Form 10-Q *                                         x
---------------------------------------------------------------------------------------------------------------
Assessment  of  internal  control  environment  and  systems of    x
internal controls
---------------------------------------------------------------------------------------------------------------
New accounting and financial reporting requirements                x
---------------------------------------------------------------------------------------------------------------
Status  of  significant   accounting  estimates  and  judgments
(e.g.,  reserves) and special issues (e.g., major transactions,                 x
accounting changes, etc.)
---------------------------------------------------------------------------------------------------------------
Other matters (adequacy of staffing, succession planning, etc.)                 x
---------------------------------------------------------------------------------------------------------------
Executive session with management                                               x
---------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS
---------------------------------------------------------------------------------------------------------------
Results of annual audit (including required communications)        x
---------------------------------------------------------------------------------------------------------------
Results of timely quarterly reviews (including required communications)* x
---------------------------------------------------------------------------------------------------------------
Report on internal control weaknesses and other recommendations    x
and management response
---------------------------------------------------------------------------------------------------------------
Scope of interim reviews and annual audit and fees                 x
---------------------------------------------------------------------------------------------------------------
Required written communication and discussion of independence      x
---------------------------------------------------------------------------------------------------------------
Other matters (adequacy of financial staff, succession planning,                x
etc.)
---------------------------------------------------------------------------------------------------------------
Executive session with independent auditors                                     x
---------------------------------------------------------------------------------------------------------------

                                       2

---------------------------------------------------------------------------------------------------------------
INTERNAL AUDITOR
---------------------------------------------------------------------------------------------------------------
Scope of internal auditing plan for upcoming year                  x
---------------------------------------------------------------------------------------------------------------
Internal auditing costs (budget/actual)                            x
---------------------------------------------------------------------------------------------------------------
Coordination with independent auditors                             x
---------------------------------------------------------------------------------------------------------------
Defalcations and irregularities                                                 x
---------------------------------------------------------------------------------------------------------------
Compliance review:  Business conduct policy                        x
---------------------------------------------------------------------------------------------------------------
Compliance review:  Director and executive officer  perquisites    x
and expenses
---------------------------------------------------------------------------------------------------------------
Summary of significant audit findings and status update relative             x
to annual plan
---------------------------------------------------------------------------------------------------------------
Executive session with Director of Internal Auditing                            x
---------------------------------------------------------------------------------------------------------------
OTHER MEMBERS OF MANAGEMENT
---------------------------------------------------------------------------------------------------------------
Legal Matters (General Counsel)
---------------------------------------------------------------------------------------------------------------
o    Conflict of interest and ethics policies                      x
---------------------------------------------------------------------------------------------------------------
o    Litigation status/regulatory mattes                                        x
---------------------------------------------------------------------------------------------------------------
Information systems matters (MIS Director)                                      x
---------------------------------------------------------------------------------------------------------------
Risk management processes and assessment                                        x
(Risk Management Director)
---------------------------------------------------------------------------------------------------------------
Tax matters (Tax Director)                                                      x
---------------------------------------------------------------------------------------------------------------
Others                                                                          x
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
        A = Annually; Q = Quarterly; AN = As Necessary                Frequency            Planned Timing
---------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                                                    A     Q      AN     Q1     Q2    Q3     Q4
---------------------------------------------------------------------------------------------------------------
Report results of annual independent audit to the board            x
---------------------------------------------------------------------------------------------------------------
Recommend to the board the appointment of independent auditors     x
---------------------------------------------------------------------------------------------------------------
Review annual proxy statement audit committee report and           x
charter
---------------------------------------------------------------------------------------------------------------
Evaluate audit committee effectiveness (i.e., self-assessment)     x
---------------------------------------------------------------------------------------------------------------
Reassess  the  adequacy  of the  audit  committee  charter  and    x
obtain board approval
---------------------------------------------------------------------------------------------------------------
Approve audit committee meeting planner for the upcoming year and  x confirm mutual expectations with management and the auditors
---------------------------------------------------------------------------------------------------------------
Evaluate Internal Auditing's performance                           x
---------------------------------------------------------------------------------------------------------------
Approve minutes of previous meeting                                x
---------------------------------------------------------------------------------------------------------------
Report significant matters to the board                                  x
---------------------------------------------------------------------------------------------------------------
Executive session of committee members                                          x
---------------------------------------------------------------------------------------------------------------
Orientation of new members and continuing education (e.g.,                      x
accounting and financial topics)
---------------------------------------------------------------------------------------------------------------
Others matters                                                                  x
---------------------------------------------------------------------------------------------------------------

* Note that the chair of the audit committee may represent the entire committee in order to facilitate conducting these reviews timely.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS         Please mark
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                               your votes as  /X/
                                                                                                                 indicated in
                                                                                                                 this example

1.  Election of Directors                                            2.   Ratification of the appointment of accountants.
    The Board of Directors recommends a vote "FOR" the nominees           The Board of Directors recommends a vote "FOR" the
    listed below:                                                         ratification of accountants.

    FOR   WITHHELD   EXCEPTIONS                                           FOR   AGAINST   ABSTAIN
    / /     / /         / /                                               / /     / /       / /

    *Exceptions: ______________________________________________      3.   In their discretion, the Proxies are authorized to vote
                                                                          upon such other business as may properly come before
To vote your shares for all director nominees mark the "For"              the meeting or any adjournment thereof.
box on Item 1. To withhold your votes for all nominees, mark the
"Withheld" BOX. If you do not wish your shares voted for a
particular nominee, mark the "Exceptions" box and enter the name(s)
of the exception(s) in the space provided. Such a mark will be deemed a vote "FOR" a nominee other than these listed as
exceptions.

                                                                               Check here if you:
                                                                               ------------------
                                                                               -plan to attend the Annual Meeting               / /

                                                                               -want to stop receiving more than one Annual     / /
                                                                                Report at this address

                                                                               -have a change of address on this card            / /
                                                                                (indicate address change below)

Signature ___________________________________________  Signature ___________________________________________ Date _________________
Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

                                                     - FOLD AND DETACH HERE -

                                       SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                                                      THE ENCLOSED ENVELOPE

                                  ENHERENT CORP

                          PROXY/VOTING INSTRUCTION CARD

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENHERENT CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 3, 2001.

The undersigned hereby authorizes Jack D. Mullinax and George O. Warman, and each or any of them with power to appoint his substitute, to vote as Proxy for the undersigned at the Annual Meeting of Stockholders to be held at the Holiday Inn Select, 2645 LBJ Freeway, Dallas, Texas 75234 on May 3, 2001 at 9:00 a.m., or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where the undersigned does not specify a choice.

                            - FOLD AND DETACH HERE -

            CAUTION! PLEASE DO NOT FOLD, STAPLE, OR TEAR THIS CARD